Rule 497(e)
                                      Registration Nos. 333-125751 and 811-21774


                        FIRST TRUST EXCHANGE-TRADED FUND

             FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND
                                  (the "Fund")


             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2014,
      AS PREVIOUSLY SUPPLEMENTED ON SEPTEMBER 25, 2014 AND JANUARY 9, 2015


                              DATED APRIL 7, 2015

            Notwithstanding anything to the contrary in the Fund's Statement of Additional Information, the following is added to the end of the section entitled "Additional Information":

            Beginning on or about June 7, 2015, the Tail Hedge Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

      PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE